                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 5, 2000
                               -----------------
                         COMMISSION FILE NUMBER 0-7570
                         -----------------------------

       Delaware                                  Canandaigua Brands, Inc.                          16-0716709
                                              and its subsidiary guarantors:
       New York                                 Batavia Wine Cellars, Inc.                         16-1222994
       New York                               Canandaigua Wine Company, Inc.                       16-1462887
       New York                                 Canandaigua Europe Limited                         16-1195581
       England and Wales                           Canandaigua Limited                             98-0198402
       New York                                    Polyphenolics, Inc.                             16-1546354
       New York                                   Roberts Trading Corp.                            16-0865491
       Netherlands                                   Canandaigua B.V.                              98-0205132
       Delaware                                 Franciscan Vineyards, Inc.                         94-2602962
       California                                     Allberry, Inc.                               68-0324763
       California                                 Cloud Peak Corporation                           68-0324762
       California                                    M.J. Lewis Corp.                              94-3065450
       California                                 Mt. Veeder Corporation                           94-2862667
       Delaware                                    Barton Incorporated                             36-3500366
       Delaware                                    Barton Brands, Ltd.                             36-3185921
       Maryland                                     Barton Beers, Ltd.                             36-2855879
       Connecticut                          Barton Brands of California, Inc.                      06-1048198
       Georgia                                Barton Brands of Georgia, Inc.                       58-1215938
       Illinois                                    Barton Canada, Ltd.                             36-4283446
       New York                               Barton Distillers Import Corp.                       13-1794441
       Delaware                                Barton Financial Corporation                        51-0311795
       Wisconsin                                Stevens Point Beverage Co.                         39-0638900
       Illinois                                   Monarch Import Company                           36-3539106
       ------------------------------------------------------------------------------------------------------

(State or other jurisdiction      (Exact name of registrant as specified in its charter)      (I.R.S. Employer
of incorporation or organization)                                                           Identification No.)


            300 WillowBrook Office Park, Fairport, New York             14450
                   -----------------------------------------------      -----
                   (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code (716) 218-2169

                                 --------------
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed to be incorporated into registration statement No. 333-91587:

1.1. Underwriting Agreement dated May 5, 2000 by and among Canandaigua Brands, Inc., Allberry, Inc., Barton Beers, Ltd., Barton Brands of California, Inc., Barton Brands of Georgia, Inc., Barton Brands, Ltd., Barton Canada, Ltd., Barton Distillers Import Corp., Barton Financial Corporation, Barton Incorporated, Batavia Wine Cellars, Inc., Canandaigua B.V., Canandaigua Europe Limited, Canandaigua Limited, Canandaigua Wine Company, Inc., Cloud Peak Corporation, Franciscan Vineyards, Inc., M.J. Lewis Corp., Monarch Import Company, Mt. Veeder Corporation, Polyphenolics, Inc., Roberts Trading Corp., and Stevens Point Beverage Co., as Issuers, and Barclays Bank PLC, as Underwriter.

4.1 Form of Supplemental Indenture No. 4 to be dated as of May 15, 2000 by and among Canandaigua Brands, Inc., as Issuer, and Allberry, Inc., Barton Beers, Ltd., Barton Brands of California, Inc., Barton Brands of Georgia, Inc., Barton Brands, Ltd., Barton Canada, Ltd., Barton Distillers Import Corp., Barton Financial Corporation, Barton Incorporated, Batavia Wine Cellars, Inc., Canandaigua B.V., Canandaigua Europe Limited, Canandaigua Limited, Canandaigua Wine Company, Inc., Cloud Peak Corporation, Franciscan Vineyards, Inc., M.J. Lewis Corp., Monarch Import Company, Mt. Veeder Corporation, Polyphenolics, Inc., Roberts Trading Corp., and Stevens Point Beverage Co., as Guarantors, and Harris Trust and Savings Bank, as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            CANANDAIGUA BRANDS, INC.

Dated:  May 12, 2000  By:
                                /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Executive Vice
                          President and Chief Financial Officer


                                  SUBSIDIARIES

BATAVIA WINE CELLARS, INC.

Dated: May 12, 2000   By:
                                /s/ Thomas S. Summer
                          ------------------------------------
                          Thomas S. Summer, Treasurer

CANANDAIGUA WINE COMPANY, INC.

Dated: May 12, 2000   By:
                                /s/ Thomas S. Summer
                          ------------------------------------
                          Thomas S. Summer, Treasurer


CANANDAIGUA EUROPE LIMITED

Dated: May 12, 2000   By:
                                /s/ Thomas S. Summer
                          ------------------------------------
                          Thomas S. Summer, Treasurer


CANANDAIGUA LIMITED

Dated: May 12, 2000   By:
                                /s/ Thomas S. Summer
                          ------------------------------------
                          Thomas S. Summer, Finance Director


POLYPHENOLICS, INC.

Dated: May 12, 2000   By:
                                /s/ Thomas S. Summer
                          ------------------------------------
                          Thomas S. Summer, Vice President and Treasurer

ROBERTS TRADING CORP.

Dated: May 12, 2000   By:
                                /s/ Thomas S. Summer
                          ------------------------------------
                          Thomas S. Summer, President and Treasurer

CANANDAIGUA B.V.

Dated: May 12, 2000   By:
                                /s/ Thomas S. Summer
                          ------------------------------------
                          Thomas S. Summer, Authorized Representative


FRANCISCAN VINEYARDS, INC.

Dated: May 12, 2000   By:
                                /s/ Thomas S. Summer
                          ------------------------------------
                          Thomas S. Summer, Vice President and Treasurer


ALLBERRY, INC.

Dated: May 12, 2000   By:
                                /s/ Thomas S. Summer
                          -------------------------------------
                          Thomas S. Summer, Vice President and Treasurer


CLOUD PEAK CORPORATION

Dated: May 12, 2000   By:       /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President and Treasurer


M.J. LEWIS CORP.

Dated: May 12, 2000   By:       /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President and Treasurer


MT. VEEDER CORPORATION

Dated: May 12, 2000   By:
                              /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President and Treasurer

BARTON INCORPORATED

Dated: May 12, 2000   By:
                              /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President


BARTON BRANDS, LTD.

Dated: May 12, 2000   By:
                              /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President


BARTON BEERS, LTD.

Dated: May 12, 2000   By:
                              /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President


BARTON BRANDS OF CALIFORNIA, INC.

Dated: May 12, 2000   By:
                              /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President


BARTON BRANDS OF GEORGIA, INC.

Dated: May 12, 2000   By:
                              /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President


BARTON CANADA, LTD.

Dated: May 12, 2000   By:
                              /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President


BARTON DISTILLERS IMPORT CORP.

Dated: May 12, 2000   By:
                              /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President

BARTON FINANCIAL CORPORATION

Dated: May 12, 2000   By:
                              /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President


STEVENS POINT BEVERAGE CO.

Dated: May 12, 2000   By:
                              /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President

MONARCH IMPORT COMPANY

Dated: May 12, 2000   By:     /s/ Thomas S. Summer
                          --------------------------------------
                          Thomas S. Summer, Vice President